Exhibit 99.1

For more information, contact:

Name: McCall Butler

AT&T Corporate Communications

Phone: 404-986-0456

Email: mb8191@att.com

AT&T INC. ANNOUNCES EXPIRATION OF ITS EXCHANGE OFFERS

Dallas, Texas, September 2, 2016 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the expiration of its private offers to (i) exchange (the “Pool 1 Offer”) the nine series of notes described in the Pool 1 Table below (collectively, the “Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2048 (the “New 2048 Notes”) and cash, as applicable. The Pool 1 Table identifies the aggregate principal amount of each series of Pool 1 Notes validly tendered (and not validly withdrawn) in the Pool 1 Offer and the principal amount of each series of Pool 1 Notes that AT&T expects to accept on September 7, 2016 (the “Settlement Date”);

Pool 1 Table
Title of Security	Issuer	CUSIP Number	Consideration Exchanged For	Acceptance Priority Level	Principal Amount Tendered(1)	Principal Amount AT&T Expects to Accept
6.450% Global Notes due June 15, 2034	AT&T Inc.(2)	78387GAM5	New 2048 Notes	1	$92,778,000	$92,778,000
6.800% Notes due 2036	AT&T Inc.	00206RAB8	New 2048 Notes	2	$25,271,000	$25,271,000
6.400% Global Notes due 2038	AT&T Inc.	00206RAN2	New 2048 Notes	3	$65,563,000	$65,563,000
6.150% Global Notes due 2034	AT&T Inc.(2)	78387GAQ6	New 2048 Notes	4	$166,196,000	$166,196,000
6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	New 2048 Notes	5	$750,616,000	$750,616,000
6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	New 2048 Notes	6	$496,440,000	$496,440,000
6.550% Global Notes due 2039	AT&T Inc.	00206RAS1	New 2048 Notes	7	$666,725,000	$666,725,000
5.550% Global Notes due 2041	AT&T Inc.	00206RBA9	New 2048 Notes	8	$990,457,000	$990,457,000
8.250% Senior Notes due November 15, 2031(3)	AT&T Corp.	001957BD0/ U03017BC0	New 2048 Notes	9	$531,739,000	$249,919,000

(1)	Reflects the aggregate principal amount of each series of Old Notes that have been validly tendered for exchange as of 11:59 p.m., New York City time, on September 1, 2016 (the “Expiration Date”), based on information provided by the exchange agent to AT&T.
(2)	AT&T Inc. was formerly known as SBC Communications Inc.
(3)	The 8.250% Senior Notes due November 15, 2031 are fully, unconditionally and irrevocably guaranteed by AT&T. The initial interest rate on the 8.250% Senior Notes due November 15, 2031 was 8.000%.

September 2, 2016

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and (ii) exchange (the “Pool 2 Offer” and, together with the Pool 1 Offer, the “Exchange Offers”) the twelve series of notes described in the Pool 2 Table below (collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) for a new series of AT&T’s senior notes to be due in 2049 (the “New 2049 Notes” and, together with the New 2048 Notes, the “New Notes”) and cash, as applicable. The Pool 2 Table identifies the aggregate principal amount of each series of Pool 2 Notes validly tendered (and not validly withdrawn) in the Pool 2 Offer and the principal amount of each series of Pool 2 Notes that AT&T expects to accept on the Settlement Date.

Pool 2 Table
Title of Security	Issuer	CUSIP Number	Consideration Exchange For	Acceptance Priority Level	Principal Amount Tendered(1)	Principal Amount AT&T Expects to Accept
6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(2)	079867AS6	New 2049 Notes	1	$40,597,000	$40,597,000
7.120% Debentures, due July 15, 2097	BellSouth, LLC(3)	079857AF5	New 2049 Notes	2	$26,813,000	$26,813,000
7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(2)	079867AP2	New 2049 Notes	3	$43,199,000	$43,199,000
6.550% Notes due 2034	BellSouth, LLC(4)	079860AE2	New 2049 Notes and cash	4	$22,832,000	$22,832,000
6.000% Notes due 2034	BellSouth, LLC(4)	079860AK8	New 2049 Notes and cash	5	$44,126,000	$44,126,000
7.875% Debentures due 2030	BellSouth, LLC(3)	079857AH1	New 2049 Notes	6	$145,806,000	$145,806,000
6.875% Notes due 2031	BellSouth, LLC(4)	079860AD4	New 2049 Notes	7	$78,861,000	$78,861,000
5.350% Global Notes due 2040	AT&T Inc.	04650NAB0/ U9475PAA6	New 2049 Notes	8	$1,900,116,000	$1,710,440,000
6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(2)	079867AW7	New 2049 Notes	9	$41,798,000	$0
6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	New 2049 Notes	10	$19,901,000	$0
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(5)	00209AAF3/ U0027MAC1	New 2049 Notes	11	$89,326,000	$0
7.125% Senior Notes due 2031	AT&T Mobility LLC(6)	17248RAJ5	New 2049 Notes	12	$79,966,000	$0

(1)	Reflects the aggregate principal amount of each series of Old Notes that have been validly tendered for exchange as of the Expiration Date, based on information provided by the exchange agent to AT&T.
(2)	BellSouth Telecommunications, LLC was formerly known as BellSouth Telecommunications, Inc.
(3)	The 7.120% Debentures, due July 15, 2097 and the 7.875% Debentures due 2030 were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently merged with and into BellSouth, LLC.
(4)	The 6.550% Notes due 2034, the 6.000% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently merged with and into BellSouth, LLC.
(5)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(6)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

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The Exchange Offers expired at 11:59 p.m., New York City time, on September 1, 2016. Based on the amount of Old Notes tendered in the Exchange Offers and in accordance with the terms of the Exchange Offers, AT&T expects to accept, on the Settlement Date, (a) the following Pool 1 Notes validly tendered (and not validly withdrawn): (i) all of the Pool 1 Notes listed in the Pool 1 Table at Acceptance Priority Levels 1 through 8 and (ii) $249,919,000 aggregate principal amount of the 8.250% Senior Notes due November 15, 2031 issued by AT&T Corp., with a proration factor for the 8.250% Senior Notes due November 15, 2031 equal to approximately 47% of such 8.250% Senior Notes due November 15, 2031 validly tendered (and not validly withdrawn) as set forth above; and (b) the following Pool 2 Notes validly tendered (and not validly withdrawn): (i) all of the Pool 2 Notes listed in the Pool 2 Table at Acceptance Priority Levels 1 through 7 and (ii) $1,710,440,000 aggregate principal amount of the 5.350% Global Notes due 2040 issued by AT&T, with a proration factor for the 5.350% Global Notes due 2040 equal to approximately 90% of such 5.350% Global Notes due 2040 validly tendered (and not validly withdrawn) as set forth above. AT&T does not expect to accept any of the Pool 2 Notes listed in the Pool 2 Table at Acceptance Priority Levels 9 through 12.

On the Settlement Date, AT&T expects to deliver an aggregate principal amount of $4,499,999,000 of New 2048 Notes and an aggregate principal amount of $2,500,000,000 of New 2049 Notes plus a cash payment for (a) the cash payment percent of premium offered on the 6.550% Notes due 2034 issued by BellSouth, LLC and the 6.000% Notes due 2034 issued by BellSouth, LLC, in accordance with the terms and conditions set forth in the Offering Memorandum, dated August 5, 2016 (the “Offering Memorandum”), (b) accrued and unpaid interest on the applicable series of Old Notes up to, but not including, the Settlement Date and (c) amounts due in lieu of fractional amounts of New Notes.

The Exchange Offers were conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal (the “Letter of Transmittal”).

The Exchange Offers were only made and the New Notes were only offered to, and copies of the offering documents were only made available to, a holder of Old Notes who certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended (the “Prospectus Directive”), a “Qualified Investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is

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an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario) that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”).

The New Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers were made solely by the Offering Memorandum and the Letter of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

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